FINANCE INCOME AND FINANCE COSTS (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Interest income	$ 8	$ 27	$ 213
Net foreign exchange gain(loss)	(2)	(3)	(12)
Finance income	6	24	201
Interest and bank charges	20	30	18
Finance costs	(20)	(30)	(18)
Operation lease interest expense	(19)	(12)	(20)
Total finance income and costs	$ (33)	$ (18)	$ 163